Exhibit 10.15

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 20, 2005 by and between (1) Trump Entertainment Resorts, Inc. (formerly Trump Hotels & Casino Resorts, Inc.), a Delaware corporation (the “Company”), (2) Trump Entertainment Resorts Holdings, L.P. (formerly Trump Hotels & Casino Resorts Holdings, L.P.), a Delaware limited partnership (the “Partnership”), and Trump Entertainment Resorts Funding, Inc., a Delaware corporation (“TER Funding”) (the Partnership and TER Funding, each an “Issuer,” and together, the “Issuers”), and (3) the Affiliated Holders who, pursuant to Section 7 hereof, are listed on Exhibit A attached hereto.

WHEREAS, a Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (the “Plan”) for the Company and its subsidiaries was confirmed on April 5, 2005 by order of the United States Bankruptcy Court for the District of New Jersey and amended on April 11, 2005, in Case Nos. 04-46898 through 04-46924, and has become effective;

WHEREAS, in connection with the Plan and the transactions contemplated thereby, each of the Affiliated Holders has become an owner of (i) 8.5% Senior Secured Notes due 2015 of the Issuers (the “Notes”) and/or (ii) shares of common stock, $.001 par value per share, of the Company (the “Common Stock”); and

WHEREAS, in accordance with the Plan, the Company and the Issuers desire to provide for the registration of the sale, on the terms subject to the conditions herein, of Notes and Common Stock owned by Affiliated Holders.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Definitions.

As used in this Agreement, the following capitalized terms shall have the meanings ascribed thereto below (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Agreement” shall mean this Registration Rights Agreement, as the same may from time to time be amended, modified and supplemented in accordance with its terms.

“Common Stock” shall mean the shares of Common Stock, par value of $ 0.001 per share, of the Company, as authorized by the Certificate of Incorporation on the Effective Date.

“control” (including the term “controlled by”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Debt Shelf Registration Termination Date” shall mean the eighteen months after the date on which the Issuers Shelf Registration first became effective under the Securities Act or such earlier date on which there no longer are any Registrable Debt Securities or on which all the Registrable Debt Securities may be disposed of by the Holders pursuant to Rule 144 either within a 90 day period in accordance with the volume limitations of such rule or without volume limitation in accordance with the provisions of Rule 144(k) or pursuant to another exemption from the registration requirements of the Securities Act pursuant to which the Registrable Debt Securities are thereafter freely tradable without restriction under the Securities Act.

“Effective Date” shall mean the Effective Date as defined in the Plan.

“Equity Shelf Registration Termination Date” shall mean the eighteen months after of the date on which the Equity Shelf Registration first became effective under the Securities Act or such earlier date on which there no longer are any Registrable Equity Securities or on which all the Registrable Equity Securities may be disposed of by the Affiliated Holders pursuant to Rule 144 either within a 90 day period in accordance with the volume limitations of such rule or without volume limitation in accordance with the provisions of Rule 144(k) or pursuant to another exemption from the registration requirements of the Securities Act pursuant to which the Registrable Equity Securities are thereafter freely tradable without restriction under the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may be amended and shall be in effect from time to time.

“Nasdaq” shall mean the Nasdaq Stock Market.

“Notes” shall mean the $1.25 billion principal amount of 8.5% Senior Secured Notes issued by the Issuers.

“Person” shall mean any individual, partnership (general, limited or limited liability), corporation, limited liability company, trust, unincorporated organization or other legal entity, and a government or agency or political subdivision thereof.

“Registrable Debt Securities” shall mean the Notes owned by Affiliated Holders issued to the Holders pursuant to the Plan, for so long as such Notes are owned by the Holders or permitted transferee of such the Holders’ rights under Section 7 hereof. For the avoidance of doubt, it is understood and agreed that any particular Registrable Debt Security shall cease to be such when (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, (B) such security shall have been sold pursuant to Rule 144 (or all such securities held by such Holder could be sold within a 90 day period in accordance with the volume limitation of Rule 144 or without volume limitation in accordance with the provisions of Rule 144(k)) or pursuant to another exemption from registration under the Securities Act pursuant to which the securities sold are thereafter freely transferable without registration and without restriction under the Securities Act or (C) such security shall have ceased to be outstanding.

“Registrable Equity Securities” shall mean (i) shares of Common Stock owned by an Affiliated Holders issued to the Holders pursuant to the Plan, (ii) any additional shares of Common Stock or other equity securities issued by the Company to the Holders as a dividend upon or a distribution in respect of, or upon conversion of or in exchange for or as a result of any reclassification of, any such shares of Common Stock or any other equity security that is a Registrable Equity Security issued to the Holders pursuant to the Plan, and (iii) any equity security issued upon exercise of any warrant, right or option which is a Registrable Equity Security issued to the Holders pursuant to the Plan, for so long as such equity security is owned by the Holders or permitted transferee of such the Holders’ rights under Section 7 hereof. For the avoidance of doubt, it is understood and agreed that any particular Registrable Equity Security shall cease to be such when (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, (B) such security shall have been sold pursuant to Rule 144 (or all such securities held by such Holder could be sold within a 90 day period in accordance with the volume limitation of Rule 144 or without volume limitation in accordance with the provisions of Rule 144(k)) or pursuant to another exemption from registration under the Securities Act pursuant to which the securities sold are thereafter freely transferable without registration and without restriction under the Securities Act or (C) such security shall have ceased to be outstanding.

“Registration Statement” shall mean a registration statement of the Company as it may be amended or supplemented from time to time, including without limitation, all exhibits, financial statements, schedules and attachments thereto.

“Rule 144” shall mean Rule 144 promulgated by the SEC under the Securities Act, or any similar rule or regulation permitting the sale of securities without registration under the Securities Act hereafter promulgated by the SEC, as the same may be amended and in effect from time to time.

“Rule 415” shall mean Rule 415 promulgated by the SEC under the Securities Act, or any similar rule or regulation relating to registration of securities under the Securities Act for offering and sale by a continuous or delayed offering hereafter promulgated by the SEC, as the same may be amended and in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may be amended and shall be in effect from time to time.

Other terms are defined herein and shall have the meanings elsewhere provided herein. References herein to specific rules of the SEC refer to such rules as in effect on the date hereof and as the same may thereafter from time to time be amended and in effect. References herein to “Sections” shall refer to the sections of this Agreement, unless otherwise specifically provided, and references to “hereof,” “herein” or “hereunder” shall refer to this Agreement as a whole and not to any particular Section, paragraph, sentence or clause unless otherwise specifically provided.

2. Company Shelf Registration.

(a) The Company shall promptly file with the SEC (but in no event more than 90 days after the Effective Date) and thereafter use its commercially reasonable efforts to cause to be declared effective no later than 150 days after the Effective Date, a registration statement (the “Company Shelf Registration Statement”) on an appropriate form under the Securities Act relating to the continuous offering and sale of the shares of Common Stock which are Registrable Equity Securities in resales by selling Holders (or their permitted transferees) in market transactions on the Nasdaq or such other national securities exchange on which the Common Stock is then listed (and through such other method or methods of distribution as may be requested by the Affiliated Holders and set forth in the Company Shelf Registration Statement and permitted by Rule 415, whether upon initial effectiveness or upon amendment or supplement of such Company Shelf Registration Statement). The Company shall use its commercially reasonable efforts to keep the Company Equity Shelf Registration Statement effective under the Securities Act, for so long as it is permitted to do so under Rule 415, until the Equity Shelf Registration Termination Date, including by preparing and filing such amendments to the Registration Statement and prospectus supplements as may be required therefor.

(b) The Company shall use its commercially reasonable efforts to keep the Company Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders from the date of its effectiveness until the Equity Shelf Termination Date. The Company shall be deemed not to have used its commercially reasonable efforts to keep the Company Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Equity Securities covered thereby not being able to offer and sell such Registrable Equity Securities during that period, unless such action is required by applicable law; provided, that the foregoing shall not apply upon the occurrence or existence of any corporate development (including, without limitation, any material financing, corporate reorganization or other material transaction involving the Company or any subsidiary) that, in the reasonable discretion of the Company, makes it appropriate to delay filing or suspend maintenance or use of the Shelf Registration Statement or prospectus included therein, and the Company promptly gives the Affiliated Holders written notice of such determination; provided, however, that the failure to keep the Company Shelf Registration Statement effective and usable for offers and sales of Registrable Equity Securities for such reasons shall last no longer than 90 days each or 120 days in the aggregate as to any Company Shelf Registration.

2. Issuers Shelf Registration.

(a) The Issuers shall promptly file with the SEC (but in no event more than 90 days after the Effective Date) and thereafter use their commercially reasonable efforts to cause to be declared effective no later than 150 days after the Effective Date, a registration statement (the “Issuers Shelf Registration Statement” and together with the Company Shelf Registration Statement, a “Shelf Registration Statement”) on an appropriate form under the Securities Act relating to the continuous offering and sale of the Registrable Debt Securities in resales by selling Holders (or their permitted transferees) in market transactions on the Nasdaq or such other national securities exchange on which the Notes are then listed (and through such other method or methods of distribution as may be requested by the Affiliated Holders and set forth in the Issuers Shelf Registration Statement and permitted by Rule 415, whether upon initial effectiveness or amendment or supplement of such Issuers Shelf Registration Statement). The Issuers shall use their commercially reasonable efforts to keep the Issuers Shelf Registration Statement effective under the Securities Act, for so long as it is permitted to do so under Rule 415, until the Debt Registration Termination Date, including by preparing and filing such amendments to the Registration Statement and prospectus supplements as may be required therefor.

(b) The Issuers shall use their commercially reasonable efforts to keep the Issuers Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders for a period from the date of its effectiveness until the Debt Shelf Registration Termination Date. The Issuers shall be deemed not to have used their commercially reasonable efforts to keep the Issuers Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Registrable Debt Securities covered thereby not being able to offer and sell such Registrable Debt Securities during that period, unless such action is required by applicable law; provided, that the foregoing shall not apply upon the occurrence or existence of any corporate development (including, without limitation, any material financing, corporate reorganization or other material transaction involving the Company or any subsidiary) that, in the reasonable discretion of the Company, makes it appropriate to delay filing or suspend maintenance or use of the Shelf Registration Statement or prospectus included therein, and the Company promptly gives the affected Note Holder written notice of such determination; provided, however, that the failure to keep the Issuer Shelf Registration Statement effective and usable for offers and sales of Registrable Debt Securities for such reasons shall last no longer than 90 days each or 120 days in the aggregate as to any Issuers Shelf Registration.

3. Registration Procedures. In connection with any shelf registration contemplated by Sections 1 or 2 hereof, the following provisions shall apply:

(a) the Company or the Issuers, as applicable (such party, the “Registrant”), shall prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be reasonably necessary under applicable law to keep the Shelf Registration Statement effective for the applicable period; and cause each prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or similar provision then in force) under the Securities Act and use commercially reasonable efforts to comply with the provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders of Registrable Debt Securities or Holders of Registrable Equity Securities (each a “Holder” and collectively the “Holders”);

(b) The Registrant shall use its commercially reasonable efforts to register or qualify the Registrable Equity Securities or the Registrable Debt Securities, as applicable (the “Securities”) under all applicable state securities or “blue sky” laws of such jurisdiction as any Holder of Securities covered by the Shelf Registration Statement shall reasonably request by the time the applicable Shelf Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition in each such jurisdiction of such Securities owned by such Holder; provided, however, that the Registrant shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they would not otherwise be required to qualify but for this Section 3(b), or (ii) take any action which would submit it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(c) The Registrant shall include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling Holders.

(d) The Registrant shall give written notice to the Holders of the Securities covered by the Shelf Registration Statement: (i) when the Shelf Registration Statement or any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Registrant or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of any event that requires the Registrant to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(e) The Registrant shall make commercially reasonable efforts to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

(f) The Registrant shall deliver to each Holder of Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf

Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Registrant consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g) The Registrant shall cooperate with the Holders of the Securities covered by the Shelf Registration Statement to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as such Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

(h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(d) above during the period for which the Registrant is required to maintain an effective Shelf Registration Statement, the Registrant shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities covered by the Shelf Registration Statement or purchasers of such Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Registrant notifies the Holders and the Holders of the Securities covered by the Shelf Registration Statement in accordance with paragraphs (ii) through (v) of Section 3(d) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and such Holders of the Securities shall suspend use of such prospectus.

(i) The Registrant will comply with all rules and regulations of the SEC to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

(j) The Registrant may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Registrant such information regarding such Holder and the distribution of the Securities as the Registrant may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Registrant may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

4. Registration Expenses.

All expenses incident to the Registrant’s performance of and compliance with this Agreement will be borne by the Registrant, regardless of whether a Shelf Registration Statement is ever filed or becomes effective, including without limitation:

(i) all registration and filing fees and expenses;

(ii) all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone;

(iv) all fees and disbursements of counsel for the Registrant; and

(v) all fees and disbursements of independent certified public accountants of the Registrant (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Registrant will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Registrant. Each Holder shall pay all fees and disbursements of its counsel (other than as set forth in the preceding two sentences) and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Securities pursuant to the Shelf Registration Statement.

5. Indemnification.

(a) Each Registrant agrees to indemnify and hold harmless each Holder of the Securities covered by a Shelf Registration Statement and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each such Holder and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, that (i) the Registrant shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Registrant by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Registrant had previously furnished copies thereof to such Holder; provided further, that this indemnity agreement will be in addition to any liability which the Registrant may otherwise have to such Indemnified Party.

(b) Each Holder of the Securities covered by the Shelf Registration Statement agrees, severally and not jointly, to indemnify and hold harmless the Registrant and each person, if any, who controls the Registrant within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Registrant or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Registrant by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Registrant for any legal or other expenses reasonably incurred by the Registrant or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof; provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of the Securities pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Registrant or any of its controlling persons.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party to the extent not prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have other than the indemnification obligation provided in paragraph (a) or (b) above.

In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action against an indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under Section 5(a) or Section 5(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 5(a) or Section 5(b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrant on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 5(d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6. Rules 144 and 144A. Each Registrant shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Registrant is not required to file such reports, it will, upon the request of any Affiliated Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Registrant covenants that it will take such further action as any Affiliated Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Registrant will provide a copy of this Agreement to prospective purchasers of Securities identified to the Registrant by the Affiliated Holders upon request. Upon the request of any Affiliated Holder, the Registrant shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Registrant to register any of its securities pursuant to the Exchange Act.

7. Affiliated Holders. Any person (a) who has acquired Common Stock or Notes pursuant to the Plan (or in respect of Securities so acquired), and (b) who is an affiliate (within the meaning of Rule 144) of the Company and/or the Issuers, may become a party to this Agreement and be listed on Exhibit A. In order to become a party to this Agreement and be listed on Exhibit A, such person shall (i) notify the Company of such status in writing, (iii) provide any information reasonably requested by the Company to substantiate that such person is or remains eligible to be a party to this Agreement, and (iii) agree to be bound by all of the provisions of this Agreement applicable to such Holder. Persons who satisfy these conditions and are listed on Exhibit A are herein called “Affiliated Holders.” Notwithstanding the foregoing, a person shall cease to be an Affiliated Holder at the earlier to occur of the time when he or she is no longer subject to the volume limitations of section (e) of Rule 144, or when he or she has disposed of his or her Securities. If no person has met the requirements of this Section 7 and become Affiliate Holders within 30 days of the Effective Date, this Agreement shall terminate and be of no further force and effect.

8. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and (i) with respect to any provisions related to the Notes, the written consent of the Holders of a majority in amount of the Notes affected by such amendment, modification, supplement, waiver or consents and held by Affiliated Holders, and (ii) with respect to any provisions related to the Common Stock, the written consent of the Holders of a majority in market value of the Common Stock affected by such amendment, modification, supplement, waiver or consents and held by Affiliated Holders.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1) if to the Holders or to a Holder of the Securities, at the most current address given by such Holders or Holder to the Company.

(2) if to the Company or the Issuers, at its address as follows:

Trump Entertainment Resorts, Inc.

1000 Boardwalk

Atlantic City, New Jersey 08401

Attention: General Counsel

with a copy to:

Latham & Watkins LLP

633 W. 5th St., Suite 4000

Los Angeles, California 90071

Fax No: (213) 891-8763

Attention: Thomas W. Dobson, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(c) Equitable Relief. It is hereby acknowledged that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed fully by the parties hereto in accordance with the terms specified herein, and that, except where explicitly provided for herein, monetary damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties relying hereon in the event that the undertakings and provisions contained in this Agreement were breached or violated. Accordingly, each party hereto hereby agrees that each other party hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of the undertakings and provisions hereof and to enforce specifically the undertakings and provisions hereof in any court of the United States or any state having jurisdiction over the matter; it being understood that such remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

(d) Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and assigns.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Registration Rights Agreement as of the date first written above.

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ JOHN P. BURKE
Name:	John P. Burke
Title:	Executive Vice President and Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ JOHN P. BURKE
Name:	John P. Burke
Title:	Executive Vice President and Corporate Treasurer

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ JOHN P. BURKE
Name:	John P. Burke
Title:	Corporate Treasurer